OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund
(each a "Fund" and collectively, the "Funds")

Supplement to the Funds' Prospectuses
dated July 29, 2006

On March 29, 2007, the Board of Trustees of Optimum Fund Trust approved the termination of new purchases of the Funds' Class B shares. The Funds will offer Class B shares only in connection with dividend reinvestments and permitted exchanges of Class B shares effective at the close of business on July 31, 2007. The following paragraphs are added at the beginning of the Section entitled "About your account - Choosing a share class - Class B" in the prospectus:

Effective at the close of business on July 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Funds' shares will be permitted to invest in other classes of the Funds, subject to that class' pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of July 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge ("CDSC") schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, effective at the close of business on July 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the Class B shares prospectus, permits you to reinvest within 35 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued. In addition, because a Fund's or its distributor's ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. A Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

The final paragraph of the Section entitled "About your account - Dealer Compensation" in the prospectus for Class A, B and C shares is hereby deleted, and the following is added to the Section entitled "About your account" in both prospectuses:

Payments to Intermediaries

Delaware Distributors, L.P. (the "Distributor") and its affiliates may pay additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale or retention of Fund shares, including providing the Funds with "shelf space" or a higher profile with the Financial Intermediary's consultants, sales persons and customers ("distribution assistance"). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries. The Distributor and its affiliates may pay additional compensation (at their own expense and not as an expense of the Funds) to certain Financial Intermediaries who provide certain services on their behalf, such as for shareholder services. For example, Financial Intermediaries (including Linsco/Private Ledger Corp.) who have entered into a sub-service agreement with Delaware Service Company, Inc. may receive compensation from Delaware Service Company, Inc. at an annual rate of up to 0.18% of each Fund's average daily net assets, with respect to Fund shares they have sold.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosures provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or the price of a Fund's shares.

The prior consulting fee rate paid to Linsco/Private Ledger Corp. ("LPL") by Delaware Management Company (the "Manager"), which is disclosed in the section of the prospectuses entitled "Who manages the Funds? - Investment manager", is no longer in effect. The Manager will continue to pay LPL a consulting fee out of its assets pursuant to the revised consulting fee rates described in the Supplement to the Funds' Statement of Additional Information, dated April 20, 2007. The consulting fee is paid to LPL for the services provided by LPL to the Manager as described in the prospectuses.

The Section entitled "Who's Who? - Financial intermediary wholesaler" in the prospectuses is hereby deleted.

For more information, please see the Fund's Statement of Additional Information.

Please keep this Supplement for future reference.

This Supplement is dated April 20, 2007.